EXHIBIT 10.29
                                  -------------

                SOUTH CAROLINA BANK & TRUST DEFERRED INCOME PLAN

                 (A NONQUALIFIED PLAN OF DEFERRED COMPENSATION)

                            Effective January 1, 2004


                                    PREAMBLE

This Agreement is executed this 18th day of December, 2003 by the Employer as defined herein. WITNESSETH THAT:

WHEREAS:

The Employer wishes to retain the valuable services of its Directors and certain officers by providing attractive retirement benefit programs to such Participants; and

WHEREAS:

The Employer recognizes that it is in the best interest of both the Employer and these Participants to provide attractive Employer-sponsored programs to allow these Participants to build retirement income and wealth for other important financial needs for themselves and their families and other dependents; and

WHEREAS:

Tax qualified retirement plans, with the current limitations on contributions and benefits under the current tax code, may be inadequate or inappropriate. An Employer-sponsored retirement income plan to provide these Participants with the desired and necessary levels of retirement income is appropriate; and

WHEREAS:

These Participants may wish to defer portions of current compensation in excess of amounts which might currently be deferred under other Employer-sponsored retirement plans in order to save for retirement and other important financial needs; and

WHEREAS:

The Employer recognizes that a deferral vehicle is also appropriate to assist Participants in managing their financial success under the Employer's compensation scheme and thus supporting its associated business goals; and

WHEREAS:

The Employer is willing to provide a non-qualified deferral plan for such purposes and wishes to provide the terms and conditions for such plan;

Now, THEREFORE, the following Plan is adopted.

MASTER PLAN DOCUMENT TABLE OF CONTENTS


Article I        Introduction & Effective Date ................................1

Article II       Definitions & Terms ..........................................1

Article III      Eligibility & Participation ..................................7

Article IV       Elections & Contributions ....................................7

Article V        Accounts & Account Crediting .................................8

Article VI       Vesting .....................................................10

Article VII      Distributions ...............................................10

Article VIII     Administration & Claims Procedure ...........................13

Article IX       Amendment, Termination & Reorganization .....................21

Article X        General Provisions ..........................................22

Article XI       Signature Page ..............................................26

                                    ARTICLE I

                         INTRODUCTION & EFFECTIVE DATE
                         -----------------------------

1.1        NAME.
           ----

The name of this Plan is the South Carolina Bank and Trust Deferred Income Plan.

1.2        EFFECTIVE DATE.
           --------------

The effective date of the Plan is January 1, 2004.

1.3        PURPOSE.
           -------

The purpose of the Plan is to offer Participants the voluntary opportunity to defer current Compensation for retirement income and other significant future financial needs for themselves, their families and other dependents. This Plan is intended to be a nonqualified "top-hat" plan; that is, an unfunded plan of deferred compensation maintained for certain employees of a select group of management or highly compensated employees pursuant to Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA, and an unfunded plan of deferred compensation under the Code.

1.4        INTERPRETATION.
           --------------

Throughout the Plan, certain words and phrases have meanings, which are specifically defined for purposes of the Plan. These words and phrases can be identified in that the first letter of the word or words in the phrase is capitalized. The definitions of these words and phrases are set forth in Article II and elsewhere in the Plan document. Wherever appropriate, pronouns of any gender shall be deemed synonymous, as shall singular and plural pronouns. Headings of Articles and Sections are for convenience or reference only, and are not to be considered in the construction or interpretation of the Plan. The Plan shall be interpreted and administered to give effect to its purpose in Section
1.3 and to qualify as a nonqualified, unfunded plan of deferred compensation.

                                   ARTICLE II

                              DEFINITIONS & TERMS
                              -------------------

2.1        DEFINITION OF TERMS.
           -------------------

Certain words and phrases are defined when first used in later paragraphs of this Agreement. Unless the context clearly indicates otherwise, the following words and phrases when used in this Agreement shall have the following respective meanings:

2.2        ACCOUNT.
           -------

"Account" shall mean the interest of a Participant in the Plan as represented by the hypothetical bookkeeping entries kept by the Employer for each Participant. Each Participant's interest may be divided into one or more separate accounts or sub-accounts which reflect, not only the Contributions into the Plan, but also gains and losses, and income and expenses allocated thereto, as well as distributions or any other withdrawals. The value of these accounts or sub-accounts shall be determined as of the Valuation Date. The existence of an account or bookkeeping entries for a Participant (or his Designated Beneficiary) does not create, suggest or imply that a Participant, Designated Beneficiary, or other person claiming through them under this Plan, has a beneficial interest in any asset of the Employer.

2.3        AGREEMENT.
           ---------

"Agreement" shall mean this agreement, together with any and all amendments or restatements thereto.

2.4        BALANCE.
           -------

"Balance" shall mean the total of Contributions credited to a Participant's Account under Article V, as adjusted for distributions or other withdrawals, investment gains and losses, and income and expenses in accordance with the terms of this Plan and the standard bookkeeping rules established by the Employer.

2.5        BOARD COMMITTEE.
           ---------------

"Board Committee" shall mean the Compensation Committee of the Employer's Board of Directors.

2.6        BOARD OF DIRECTORS.
           ------------------

"Board of Directors" or "Board" shall mean the Board of Directors of the Employer.

2.7        CHANGE OF CONTROL.
           -----------------

"Change of Control" shall mean the occurrence of (and shall be deemed to have occurred in and on the date of) any of the following circumstances:

           A. any "person" or "group" within the meaning of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 ("Act"), other than a tax-qualified retirement plan maintained by the Employer, becomes the "beneficial owner" as defined in Rule 13d-3 under the Act of 20% or more of the then outstanding securities of the Holding Company; or

           B. there occurs any merger, share exchange, consolidation or reorganization to which the Holding Company is a party and pursuant to which the Holding Company is not the surviving entity, or there is a sale of all or substantially all of the assets of the Holding Company or SCBT;

           C. there occurs a change of control of the Holding Company of the nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A of the Act.

2.8        CODE.
           ----

"Code" shall mean the Internal Revenue Code of 1986 and the Regulations thereto, as amended from time to time.

2.9        COMMITTEE.
           ---------

"Committee" shall mean the person or persons described in Article VIII who are charged with the day-to-day administration and operation of the Plan.

2.10       COMPENSATION.
           ------------

A. "Compensation" shall mean the base or regular cash salary payable to an Employee by the Employer, including incentives or bonuses payable to an Employee by the Employer, commissions payable to an Employee by the Employer, and also including fee amounts payable to a member of the Board of Directors.

B. Notwithstanding the above, Compensation shall include any amount which is contributed into the Plan by the Employer pursuant to a Deferral Election Form and shall be determined before giving effect to any compensation reduction amounts which are not includible in the Participant's gross income under Sections 125, 401(k), 402(h) or 403(b) of the Internal Revenue Code of 1986, as amended.

2.11       CONTRIBUTION.
           ------------

"Contribution" shall mean Participant Contributions pursuant to Article IV, which represent each Participant's credits to his Account. A Contribution shall be net of any and all taxes which must be paid on it.

2.12       DEEMED EARNINGS.
           ---------------

"Deemed Earnings" shall mean the gains and losses (realized and unrealized), and income and expenses credited or debited to a Participant's Account as of any Valuation Date.

2.13       DEFERRAL CREDITING RATES.
           ------------------------

"Deferral Crediting Rates" shall mean the hypothetical crediting rate options made available to Plan Participants by the Employer for the purposes of determining the proper crediting of gains and losses, and income and expenses to each Participant's Account. Subject to procedures and requirements established by the Committee, a Participant may reallocate his Account among such deemed crediting rate options on a semi-annual basis.

2.14       DEFERRAL ELECTION FORM.
           ----------------------

"Deferral Election Form" or "Annual Deferral Election Form" shall mean a written election agreement made by a Participant. The Deferral Election Form shall be in such form or forms as may be prescribed by the Committee, filed annually with the Employer, according to procedures and at such times as established by the Committee. Among other information the Committee may require of the Participant for proper administration of the Plan, such agreement shall establish the Participant's election to defer Compensation for a Plan Year under the Plan; the amount of the deferral into the Plan for the Plan Year; the Participant's elections as to distribution of his Account; the allocation of his Accounts among the deemed Deferral Crediting Rate options provided under the Plan; and a Designated Beneficiary. However, a Participant may reallocate his Account among Deferral Crediting Rates on a semi-annual basis by giving notice, in such form as the Committee may prescribe, at least ten (10) days prior to first day of that semi-annual period.

2.15       DESIGNATED BENEFICIARY.
           ----------------------

"Designated Beneficiary" or "Beneficiary" shall mean the person, persons or trust specifically named to be a direct or contingent recipient of all or a portion of a Participant's benefits under the Plan in the event of the Participant's death prior to the distribution of his full Account Balance. Such designation of a recipient or recipients may be made and amended, at the Participant's discretion, on the Deferral Election Form and according to procedures established by the Committee. No Beneficiary designation or change of Beneficiary shall become effective until received and acknowledged by the Employer. In the event a Participant does not have a Beneficiary properly designated, the Beneficiary under this Plan shall be the Participant's estate.

2.16       DIRECTOR.
           --------

"Director" shall mean an individual serving as a director of the Employer's Board of Directors.

2.17       DISABILITY.
           ----------

"Disability" shall mean a total and permanent physical or mental condition that renders a Participant incapable of performing his duties with the Employer, which results from disease, bodily injury, or mental disorder. Such condition shall be evidenced by the Participant's receipt of benefits under the Employer's long-term disability welfare benefit plan or under any individual disability policy (whether or not paid for by the Employer). If the Participant is not covered by the Employer's long-term disability plan or by an individual disability policy, then disability must be evidenced by the receipt of Social Security disability benefits.

2.18       EFFECTIVE DATE.
           --------------

"Effective Date" shall mean the effective date of this Plan as defined in
Article I, Section 1.2.

2.19       ELIGIBLE PARTICIPANT.
           --------------------

"Eligible Participant" shall mean a person who (for any Plan Year or portion thereof) is: (1) an Employee of the Employer or a Director serving on the Board of Directors; (2) subject to US income tax laws; (3) a member of a select group of management or a highly compensated Employees of the Employer or the Board of Directors; and (4) selected by the Committee to participate in the Plan.

2.20       EMPLOYEE.
           --------

"Employee" shall mean a full-time common law employee of the Employer.

2.21       EMPLOYER.
           --------

"Employer" shall mean the Holding Company, SCBT and SCBT-Piedmont with respect to their respective Employees; and any corporate successors and assigns of these entities, unless otherwise provided herein. Notwithstanding the foregoing, with respect to Sections 2.5, 2.6, 2.13, 2.16, 5.2, 5.3, 8.1, 8.2, 8.4, 8.8, 9.1, 9.2
and 9.3, the term "Employer" means the Holding Company.

2.22       ERISA.
           -----

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.23       HARDSHIP.
           --------

"Hardship" shall mean a severe financial hardship of the Participant resulting from an illness or accident of the Participant, loss of the Participant's property due to casualty; or other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

2.24       HOLDING COMPANY.
           ---------------

"Holding Company" shall mean SCBT Financial Corporation, a South Carolina corporation.

2.25       LEAVE OF ABSENCE.
           ----------------

"Leave of Absence" shall mean a period of time, not to exceed twelve (12) consecutive calendar months during which time a Participant shall not be an active Employee of the Employer, or a member of the Board of Directors, but shall be treated for purposes of this Plan as in continuous service with the Employer or the Board. A Leave of Absence may be either paid or unpaid, but must be agreed to in writing by both the Employer and the Participant. A Leave Of Absence that continues beyond twelve (12) consecutive months shall be treated as a Termination of Service as of the first business day after the end of such period for purposes of the Plan.

2.26       PARTICIPANT.
           -----------

"Participant" shall mean an Eligible Participant who participates in the Plan under Article III, a former Eligible Participant who has participated in the Plan and continues to be entitled to a benefit (in the form of an undistributed Account Balance) under the Plan, and any Eligible Participant who has participated in the Plan and is on a Leave of Absence.

2.27       PARTICIPANT CONTRIBUTION.
           ------------------------

"Participant Contribution" shall mean voluntary Participant deferral amounts, which could have been received currently but for the election to defer, and which are credited to his Account for later distribution, subject to the terms of the Plan.

2.28       PLAN.
           ----

"Plan" shall mean the South Carolina Bank and Trust Deferred Income Plan as set forth herein and as it may be amended or restated from time to time.

2.29       PLAN YEAR.
           ---------

"Plan Year" shall mean the twelve (12) consecutive month period constituting a calendar year, beginning on January 1 and ending on December 31. However, in any partial year of the Plan that does not begin on January 1, "Plan Year" shall also mean the remaining partial year ending on December 31.

2.30       RETIREMENT.
           ----------

"Retirement" shall mean a Participant's actual separation from service from the Employer after having attained age sixtyfive (65). A Participant's separation from service from the Employer before attained age 65 shall be treated as a Termination of Service. Board or Employee transfers within and among the Employer, as defined in Article II, Section 2.21, are not deemed a Termination of Service.

2.31       SCBT.
           ----

"SCBT" shall mean South Carolina Bank and Trust, N.A., a national banking association.

2.32       SCBT-PIEDMONT.
           -------------

"SCBT-Piedmont" shall mean South Carolina Bank and Trust of the Piedmont, N.A., national banking association.

2.33       TERMINATION OF SERVICE.
           ----------------------

"Termination of Service" shall mean a Participant's separation of service as either a Board member or an Employee with the Employer, other than for Retirement, death, Disability, or Leave of Absence. Board or Employee transfers within and among the Employer, as defined in Article II, Section 2.21, are not deemed a Termination of Service.

2.34       VALUATION DATE.
           --------------

"Valuation Date" shall mean the close of each business day, as established from time to time by guidelines and procedures of the Committee in its sole and exclusive discretion.

                                   ARTICLE III

                          ELIGIBILITY & PARTICIPATION
                          ---------------------------

3.1        ELIGIBILITY REQUIREMENTS.
           ------------------------

Only Eligible Participants of an Employer that has adopted this Plan may become a Participant in this Plan. Moreover, a Participant shall not be permitted to make new Participant Contributions to the Plan if he ceases to be an Eligible Participant because he is no longer a member of the Board of Directors, or a select group of management or highly compensated employees, or otherwise ceases to be an Eligible Participant. The Committee shall give notice of a Participant's eligibility in such form as it may determine most appropriate. Current Participants remain eligible until notified otherwise.

3.2        PARTICIPATION.
           -------------

An Eligible Participant shall become a Participant in the Plan by the completion and timely filing with, and subsequent acceptance by, the Employer of the Deferral Election Form, in such form and according to the terms and conditions established by the Committee. A Participant (or any Designated Beneficiary who becomes entitled) remains a Participant as to his Account until his Account Balance is fully distributed under the terms of the Plan.

                                   ARTICLE IV

                           ELECTIONS & CONTRIBUTIONS
                           -------------------------

4.1        PARTICIPANT ELECTION TO DEFER COMPENSATION.
           ------------------------------------------

A. Prior to January 1st of each Plan Year or an earlier date set by the Committee, a Participant shall be entitled to elect to defer Compensation under the Plan by the execution and timely filing, and Employer's acceptance of, a Deferral Election Form in such form and according to such procedures as the Committee may prescribe from time to time. The initial Deferral Election Form must be filed prior to January 1 of the first Plan Year if the first Plan Year is not a partial Plan Year. If the first Plan Year is a partial Plan Year, the Deferral Plan Form must be filed prior to a uniform date established by the Committee applicable to all, and shall only apply to Compensation which has yet to be earned in all cases. Each such Deferral Election Form shall be effective for the Plan Year to which the Deferral Election Form pertains.

B. Under such Deferral Election Form, a Participant shall indicate the amount of such Contribution; designate and allocate such Contribution in or among the elective distribution Account option(s); and, allocate such Accounts among the various deemed Deferral Crediting Rate options. The Deferral Election Form shall also permit a Participant to annually elect to receive a distribution of his entire Account in the event of a Change of Control during the forthcoming Plan Year. The Deferral Election Form may also request other information, such as a Participant's Designated Beneficiary, as may be required or useful for the administration of the Plan.

C. The most recent timely filed prior annual Deferral Election Form shall continue to govern a Participant's deferral of Compensation for the coming Plan Year, if a Participant fails to timely file an annual Deferral Election Form terminating or amending his prior deferral election.

4.2        NEW PARTICIPANTS AND PARTIAL YEARS.
           ----------------------------------

The initial Deferral Election Form of a new Participant shall be filed with the Employer on a date established by the Committee. Such first Deferral Election Form shall be applicable to a Participant's Compensation beginning with the first payroll in the month after such Form is filed and accepted by the Employer.

4.3        IRREVOCABLE ELECTIONS.
           ---------------------

An election in a Deferral Election Form to defer Compensation for Plan Year, once made by a Participant, shall be irrevocable. However, a Participant may reallocate his Account among Deferral Crediting Rates on a semi-annual basis by giving notice, in such form as the Committee may prescribe, at least ten (10) days prior to first day of that semi-annual period. The Committee, in its sole and exclusive discretion, may reduce or eliminate Participant Contributions at the written request of a Participant based upon a Hardship and as provided for in Article VII.

4.4        PARTICIPANT ELECTIVE DEFERRAL CONTRIBUTIONS.
           -------------------------------------------

Each Participant may annually elect to have his Compensation for the Plan Year reduced by a whole percentage that is not less than five percent (5%) ($5,000 minimum), and up to one hundred percent (100%), and timely filing, and the acceptance by the Employer of, his Deferral Election Form detailing such deferral. The amount of this Contribution shall be deferred into the Plan and credited to the Participant's Account as provided in Article V.

                                    ARTICLE V

                          ACCOUNTS & ACCOUNT CREDITING
                          ----------------------------

5.1        ESTABLISHMENT OF A PARTICIPANT'S ACCOUNT.
           ----------------------------------------

A. BOOKKEEPING ACCOUNT. The Committee shall cause a deemed bookkeeping Account and appropriate subaccounts, based upon the primary elective distribution option(s) to be established and maintained in the name of each Participant, according to his annual Deferral Election Form for the Plan Year. This Account shall reflect the amount of Participant Contributions and Deemed Earnings credited to each Participant under this Plan.

B. BOOKKEEPING ACTIVITY. Participant Contributions shall be credited to a Participant's Account on the business day they would otherwise have been made available as cash to the Participant. Participant Contributions shall be credited net of any and all Federal, state and local income or payroll taxes applicable thereto. Deemed Earnings on such Contributions shall be credited or debited to each Participant's Account, as well as any distributions, any other withdrawals under this Plan, as of the Valuation Date. Accounts shall continue on each Valuation Date until the Participant's Account is fully distributed under the terms of the Plan.

5.2        DEEMED DEFERRAL CREDITING RATE OPTIONS.
           --------------------------------------

The Committee shall establish a portfolio of two or more deemed Deferral Crediting Rate options, among which a Participant may allocate amounts credited to his Account. The Employer reserves the right, in its sole and exclusive discretion, to substitute, eliminate and otherwise change this portfolio of deemed Deferral Crediting Rate Options. The Employer may also otherwise establish rules and procedures through the Committee for the selection and offering of these deemed Deferral Crediting Rate options.

5.3        ALLOCATION OF DEFERRAL AMONG DEFERRAL CREDITING RATES.
           -----------------------------------------------------

A. Each Participant shall elect the manner in which his Account is divided among the Deferral Crediting Rate options by giving allocation instructions in a Deferral Election Form supplied by and filed with the Committee, or by such other procedure, including electronic communications, as the Committee may prescribe. A Participant's election shall specify the percentage of his Account (in any whole percentage) to be invested in any Deferral Crediting Rate option. Such election shall remain in effect until a new election is made. A Participant may subsequently change the allocation of future contributions to the Plan or reallocate his Account balance by submitting an election form, supplied by and filed with the Committee, or by such other procedure, including electronic communication, as the Committee may prescribe. A Participant may not change his allocation directions more than once in each semiannual period unless otherwise authorized by the Committee.

B. CONTRIBUTIONS CREDITED TO A PARTICIPANT'S ACCOUNT SHALL BE DEEMED TO BE INVESTED IN ACCORDANCE WITH THE MOST RECENT EFFECTIVE DEEMED DEFERRAL CREDITING RATE INSTRUCTIONS. AS OF THE EFFECTIVE DATE OF ANY NEW DEEMED DEFERRAL CREDITING RATE INSTRUCTIONS, ALL OR A PORTION OF THE PARTICIPANT'S ACCOUNT BALANCE SHALL BE REALLOCATED AMONG THE DESIGNATED DEEMED DEFERRAL CREDITING RATE OPTIONS AND ACCORDING TO THE PERCENTAGES SPECIFIED IN THE NEW DEEMED DEFERRAL CREDITING RATE INSTRUCTIONS, UNTIL AND UNLESS SUBSEQUENT DEEMED DEFERRAL CREDITING RATE INSTRUCTIONS SHALL BE FILED AND BECOME EFFECTIVE. IF THE COMMITTEE RECEIVES A DEEMED DEFERRAL CREDITING RATE INSTRUCTION, WHICH IS UNCLEAR, INCOMPLETE OR IMPROPER, THE DEEMED DEFERRAL CREDITING RATE INSTRUCTION THEN IN EFFECT SHALL REMAIN IN EFFECT UNTIL THE INSTRUCTION IS CLARIFIED, COMPLETED OR OTHERWISE MADE ACCEPTABLE TO THE COMMITTEE. IF THE DEFICIENT DEEMED DEFERRAL CREDITING RATE INSTRUCTION IS THE INITIAL INSTRUCTION, THE PARTICIPANT WILL BE DEEMED TO HAVE FILED NO DEEMED DEFERRAL CREDITING RATE INSTRUCTION ON CONTRIBUTIONS AND SHALL RECEIVE NO DEEMED EARNINGS (BUT WILL BE SUBJECT TO ANY ADMINISTRATIVE EXPENSES) UNTIL AN ACCEPTABLE DEEMED DEFERRAL CREDITING RATE INSTRUCTION IS RECEIVED AND ACCEPTED BY THE COMMITTEE. THE COMMITTEE ALSO RETAINS THE RIGHT TO OVERRIDE ANY PARTICIPANT'S DEEMED DEFERRAL CREDITING RATE OPTION INSTRUCTION, AT ITS SOLE DISCRETION, IN ORDER TO PRESERVE FAVORABLE INCOME TAX TREATMENT FOR THE PARTICIPANTS.

5.4        VALUATION AND RISK OF DECREASE IN VALUE.
           ---------------------------------------

The Participant's Account will be valued on the Valuation Date at fair market value. On such date, Deemed Earnings will be allocated to each Participant's Account. Each Participant and Designated Beneficiary assumes the risk in connection with any decrease in the fair market value of his Account.

5.5        LIMITED FUNCTION OF COMMITTEE.
           -----------------------------

By deferring compensation pursuant to the Plan, each Participant hereby agrees that the Employer and Committee are in no way responsible for or guarantor of the investment results of the Participant's Account. Furthermore, except as provided in 5.3(B) above, the Committee shall have no power to direct the investment of the Participant's Account other than promptly to carry out the Participant's deemed investment instructions when properly completed and transmitted to the Committee and accepted according to its rules and procedures.

                                   ARTICLE VI

                                    VESTING
                                    -------

6.1        VESTING OF PARTICIPANT CONTRIBUTIONS AND DEEMED EARNINGS.
           --------------------------------------------------------

Participants shall be fully vested at all times in Participant Contributions and Deemed Earnings credited to their Accounts. Such vested Participant Accounts shall be payable according to Article VII of this Agreement.

                                   ARTICLE VII

                                 DISTRIBUTIONS
                                 -------------

7.1        DISTRIBUTIONS.
           -------------

A Participant's Account shall be distributed only in accordance with the provisions of this Article VII.

7.2        AUTOMATIC DISTRIBUTIONS.
           -----------------------

A. PARTICIPANT'S DEATH. If the Participant dies while employed by the Employer or while serving in the capacity of a Director, his Account shall be valued as of his date of death and be distributed in a lump sum to his Designated Beneficiary as soon as administratively feasible following the Participant's death, and no later than 30 days following the Participant's date of death.

B. PARTICIPANT'S DISABILITY. If a Participant becomes disabled while employed by the Employer or while serving in the capacity of a Director, his Account shall be valued as of his date of disability and be distributed in a lump sum to him as soon as administratively feasible, but no later than 30 days following the Participant's date of Disability.

C. TERMINATION OF SERVICE. If a Participant separates from services as either a Director or an Employee with the Employer, whether voluntarily or involuntarily, for any reason other than Retirement, death, or Disability, his Account shall be valued as of his official date of separation and distributed in a lump sum to him as soon as administratively feasible, but no later than 30 days following the Participant's date of Termination of Service with the Employer. Board or Employee transfers within and among the Employer, as defined in
           Article II, Section 2.21, are not deemed a Termination of Service.

7.3        ELECTIVE DISTRIBUTIONS.
           ----------------------

A Participant shall become entitled to receive a distribution from his Account at such time or times and by such method of payment as elected and specified in the Participant's applicable annual Deferral Election Form, or as may be mandated by the provisions of this Article VII based upon the following distribution options:

A. RETIREMENT DISTRIBUTION. In connection with his commencement of participation in the Plan, a Participant shall elect on his initial Deferral Election Form to receive his Retirement distribution in either a lump sum or installments. The Participant may change his election to an allowable alternative payout form or period by submitting a new election to the Committee (on such form as the Committee shall require), provided that any such new election must be submitted to and accepted by the Committee, in its sole discretion, at least 13 months prior to the Participant's Retirement. Upon a Participant's Retirement from the Employer, his Account shall be distributed according to the method of payment elected. If the Participant dies while receiving Retirement installment payments, his Designated Beneficiary shall continue to receive the remaining installments. If subsequently the Designated Beneficiary dies, any remaining installments will be paid to the Designated Beneficiary's estate.

B. SHORT-TERM DISTRIBUTIONS. If a Participant shall so elect in his annual Deferral Election Form, a Participant can receive a distribution from his Account, as soon as three (3) years after the end of the deferral Plan Year, of all of his annual deferral amount, plus amounts credited/debited based on the performance of Participant elected Deferral Crediting Rate(s). The election is made on an annual basis, is irrevocable and payable in a lump sum.

C. CHANGE OF CONTROL DISTRIBUTION. If a Participant shall so elect in his annual Deferral Election Form, a Participant's elective distribution election(s) shall be overridden and his entire Account shall be distributed to him in a lump sum, if a Change of Control should occur during the Plan Year.

7.4        METHOD OF PAYMENT.
           -----------------

A. CASH DISTRIBUTIONS. All distributions from Accounts under the Plan shall be made in cash in United States currency.

B.         TIMING AND METHOD OF DISTRIBUTION.

           (1) RETIREMENT DISTRIBUTION. A Participant may receive a Retirement distribution in a lump sum or in payments of up to 60 quarterly installments (15 years) with the first installment to begin within ten (10) days of the first business day on or after January 1 in the calendar year following the Participant's date of Retirement and to be paid thereafter within ten (10) days of the first business day on or after January 1, April 1, July 1, and October 1 of each calendar year until the Account has been fully distributed.

           (2) SHORT-TERM DISTRIBUTIONS. At the election of a Participant in the applicable Deferral Election Form, a Short-Term Distribution may be selected for payment as soon as three (3) years after the end of the deferral Plan Year. Distribution will be in the form of a lump-sum, occurring no later than thirty (30) days following the distribution date elected on the Deferral Election Form. A Participant's Account shall be valued as of such distribution date elected on the Deferral Election Form.

           (3) CHANGE OF CONTROL DISTRIBUTION. If properly elected by a Participant as provided above, a distribution of all of a Participant's Account shall be made to him in a lump sum within thirty (30) days of the effective date of a Change of Control, overriding any prior Participant election(s) for distribution. A Participant's Account shall be valued as of such effective date of the Change of Control.

C. INSTALLMENT PAYMENTS. In any distribution in which a Participant has elected or will receive distribution in periodic installments, the amount of each periodic installment shall be determined by applying a formula to the Account in which the numerator is the number one and the denominator is the number of remaining installments to be paid. For example, if a Participant elects 40 quarterly installments of a Retirement distribution, the first payment will be 1/40 of the Account, the second will be 1/39, the third will be 1/38, the fourth will be 1/37 and so on until the Account is entirely distributed.

D. FAILURE TO DESIGNATE A METHOD OF PAYMENT. In any situation in which the Committee is unable to determine the method of payment because of incomplete, unclear, or uncertain instructions in a Participant's Deferral Election Form, the Participant will be deemed to have elected a lump sum distribution.

7.5        IN-SERVICE DISTRIBUTIONS.
           ------------------------

A. HARDSHIP DISTRIBUTIONS. A Participant may request that all or a portion of his Account be distributed at any time prior to Termination of Service by submitting a written request to the Committee, provided that the Participant has incurred a Hardship, and the distribution is necessary to alleviate such Hardship. In order to approve a Hardship distribution, the Committee must determine that
           (1) the distribution is not in excess of the amount needed to satisfy the Participant's Hardship; and (2) the Hardship may not be relieved through reimbursement by insurance or otherwise, by liquidation of the Participant's assets (to the extent that such liquidation would not itself cause severe financial hardship) or by a cessation of Participant Contributions under the Plan. Upon a satisfactory showing of a Hardship, the Committee, in its sole discretion, may direct distributions from the Participant's Account of a lump sum amount equal to the amount needed to alleviate the Hardship (plus any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution). Such distribution shall be made as soon as administratively practicable. The Balance not distributed from the Participant's Account shall remain in the Plan.

B. LOANS NOT PERMITTED. A PARTICIPANT MAY NOT REQUEST NOR RECEIVE A LOAN OF HIS ACCOUNT FROM THE EMPLOYER.

7.6        DISTRIBUTIONS OF SMALL ACCOUNTS.
           -------------------------------

If the value of the Participant's Account Balance (combining all Contributions and all Deemed Earnings) is not greater than $5,000 on the date of his Retirement, the Committee, in its sole and exclusive discretion, may make a distribution in a lump sum of the value of the entire Account Balance.

7.7        DISTRIBUTION PAYMENTS.
           ---------------------

The Employer shall make all distribution payments to a Participant or Designated Beneficiary directly, unless the Committee, on behalf of the Employer, may determine to create a Trust for administrative convenience. In such case, the Committee may direct the Trustee to make such distribution payments to a Participant or Designated Beneficiary. The payment of any benefits from any Trust by a Trustee shall not be a representation to a Participant of any actual or implied beneficial property or ownership interest in any assets in such Trust. A Participant or Designated Beneficiary, or any other person claiming or receiving such distribution payment remains a general unsecured creditor of the Employer as to such payments.

                                  ARTICLE VIII

                       ADMINISTRATION & CLAIMS PROCEDURE
                       ---------------------------------

8.1        DUTIES OF THE EMPLOYER.
           ----------------------

The Employer shall have overall responsibility for the establishment, amendment, termination, administration, and operation of the Plan. The Employer shall discharge this responsibility by the appointment and removal (with or without cause) of the members of the Committee, to which is delegated overall responsibility for administering, managing and operating the Plan.

8.2        THE COMMITTEE.
           -------------

The Committee shall consist of one (1) to five (5) members who shall be appointed by, and may be removed by, the Employer, and one of whom (who must be an officer of the Employer) shall be designated by the Employer as Chairman of the Committee. In the absence of such appointment, the Board Committee shall serve as the Committee. The Committee shall consist of officers or other Employees of the Employer, or any other persons who shall serve at the request of the Employer. Any member of the Committee may resign by delivering a written resignation to the Employer and to the Committee, and this resignation shall become effective upon the date specified therein. The members of the Committee shall serve at the will of the Employer, and the Employer may from time to time remove any Committee member with or without cause and appoint their successors. In the event of a vacancy in membership, the remaining members shall constitute the Committee with full order to act.

8.3        COMMITTEE'S POWERS AND DUTIES TO ENFORCE PLAN.
           ---------------------------------------------

The Committee shall be the "Administrator" and "Named Fiduciary" as required by ERISA for top-hat plans, and shall have the complete control and authority to enforce the Plan on behalf of any and all persons having or claiming any interest in the Plan in accordance with its terms. The Committee, in its sole and absolute discretion, shall interpret the Plan and shall determine all questions arising in the administration and application of the Plan. Any such interpretation by the Committee shall be final, conclusive and binding on all persons.

8.4        ORGANIZATION OF THE COMMITTEE.
           -----------------------------

The Committee shall act by a majority of its members at the time in office. Committee action may be taken either by a vote at a meeting or by written consent without a meeting. The Committee may authorize any one or more of its members to execute any document or documents on behalf of the Committee. The Committee shall notify the Employer, in writing, of such authorization and the name or names of its member or members so designated in such cases. The Employer thereafter shall accept and rely on any documents executed by said member of the Committee or members as representing action by the Committee until the Committee shall file with the Employer a written revocation of such designation. The Committee may adopt such by-laws and regulations, as it deems desirable for the proper conduct of the Plan and change or amend these by-laws and regulations from time to time. With the permission of the Employer, the Committee may employ and appropriately compensate accountants, legal counsel, benefit specialists, actuaries, plan administrators and record keepers and any other persons as it deems necessary or desirable in connection with the administration and maintenance of the Plan. Such professionals and advisors shall not be considered members of the Committee for any purpose.

8.5        INDEMNIFICATION.
           ---------------

To the fullest extent permitted by the law, the Employer shall indemnify the Committee, each of its members, and the Employer's officers and Directors (and any Employee involved in carrying out the functions of the Employer under the
Plan) for all expenses, costs, or liabilities arising out of the performance of duties required by the terms of the Plan agreement, except for those expenses, costs, or liabilities arising out of a member's fraud or willful misconduct.

8.6        COMMITTEE RELIANCE ON RECORDS AND REPORTS.
           -----------------------------------------

The Committee shall be entitled to rely upon certificates, reports, and opinions provided by an accountant, tax or pension advisor, actuary or legal counsel employed by Employer or Committee. The Committee shall keep a record of all its proceedings and acts, and shall keep all such books of account, records, and other data as may be necessary for the proper administration of the Plan. The regularly kept records of the Committee and the Employer shall be conclusive evidence of the service of a Participant, Compensation, age, marital status, status as an Employee, and all other matters contained therein and relevant to this Plan. The Committee, in any of its dealings with Participants hereunder, may conclusively rely on any Deferral Election Form, written statement, representation, or documents made or provided by such Participants.

8.7        COSTS OF THE PLAN.
           -----------------

All the costs and expenses for maintaining the administration and operation of the Plan shall be borne by the Employer unless the Employer shall give notice (that Plan Participants bear this expense, in whole or in part) to: (a) Eligible Participants at the time they become a Participant by completion and filing of a Deferral Election Form; or (b) to existing Participants during annual re-enrollment. Such notice shall detail the administrative expense to be assessed a Plan Participant, how that expense will be assessed and allocated to the Participant Accounts, and any other important information concerning the imposition of this administrative expense. This administration charge, if any, shall operate as a reduction to the bookkeeping Account of a Participant or his designated Beneficiary, and in the absence of specification otherwise shall reduce the Account, and be charged annually during the month of January.

8.8        CLAIMS PROCEDURE.
           ----------------

A. A Participant or Beneficiary ("claimant") with an interest in the Plan shall have the right to file a claim for benefits under the Plan and to appeal any denial of a claim for benefits. Any request for a Plan benefit or to clarify the claimant's rights to future benefits under the terms of the Plan shall be considered to be a claim. An authorized representative of the claimant may act on behalf of the claimant in pursuing a benefit claim or appeal of an adverse benefit determination. The individual or individuals responsible for deciding the benefit claim or appeal, as applicable, may require the representative to provide reasonable written proof that the representative has in fact been authorized to act on behalf of the claimant. The Plan requires no fee or other cost for the making of a claim or appealing an adverse benefit determination.

B. A claim for benefits will be considered as having been made when submitted in writing by the claimant to the plan administrator. A claim must be submitted in writing on such form or forms as required by the plan administrator; provided, that the plan administrator, in its discretion, may accept a written claim submitted otherwise than on the Plan's form or forms. The claim may be delivered personally during normal business hours or mailed to the plan administrator.

C. The plan administrator, acting through such agent or agents as it may appoint, will determine whether, or to what extent, the claim may be allowed or denied under the terms of the Plan. In the case of a claim for disability benefits, such agent or agents must be someone other than a Claims Appeal Committee member and may not be any person to whom any member of the Claims Appeal Committee is subordinate. If the claim is wholly or partially denied, the plan administrator shall notify the claimant of the Plan's adverse benefit determination within a reasonable period of time, but not later than 90 days (not later than 45 days in the case of a claim for disability benefits) after the Plan receives the claim, unless the plan administrator determines that special circumstances require an extension of time for processing the claim.

                       Extensions for claims other than a claim for disability benefits. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. Such extension may not exceed an additional 90 days from the end of the initial 90-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the final decision.

                       Extensions for claims for disability benefits. The 45-day period may be extended by the Plan for up to 30 days, provided that the plan administrator both determines that such an extension is necessary due to matters beyond the control of the Plan and notifies the claimant, prior to the expiration of the initial 45-day period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a final decision. If, prior to the end of the first 30-day extension period, the plan administrator determines that, due to matters beyond the control of the Plan, a decision cannot be reached within the extension period, the period for making the determination may be extended for up to an additional 30 days, provided that the plan administrator notifies the claimant prior to the expiration of the first 30-day extension period, of the circumstances requiring an extension and the date as of which the Plan expects to render a decision. The notice of any extension shall specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that present a decision on the claim, and the additional information needed to resolve those issues. The claimant shall be afforded at least 45 days within which to provide the specified information.

                       Calculating time periods. For the purposes of this paragraph (c), the period of time within which a benefit determination is required to be made shall begin at the time a claim is filed in accordance with the Plan's filing requirements, without regard to whether all the information necessary to make a benefit determination accompanies the filing. In the event that a period of time is extended as provided above for the determination of a claim for disability benefits due to a claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information.

D. The plan administrator shall provide a claimant with written or electronic notification of any adverse benefit determination. Any electronic notification shall comply with the standards imposed by United States Department of Labor Regulation Section 2520.104b-1(c)(i), (iii) and (iv). The notification shall set forth, in a manner calculated to be understood by the claimant:

                        (1) The specific reason(s) for the adverse determination;

                        (2) Reference to the specific Plan provisions on which the determination is based;

                       (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

                       (4) A description of the Plan's appeal (review) procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on appeal (if applicable); and

                       (5) In the case of an adverse benefit determination regarding a claim for disability benefits, if an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, the specific rule, guideline, protocol or other criterion, or, if the adverse determination is based on a medical necessity or experimental treatment or similar exclusion, an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant's medical circumstances, or, if in connection with the adverse determination the plan administrator obtained advice from medical or vocational experts (regardless of whether such advice was relied upon in making the determination), the identity of any such medical or vocational experts.

E. The claimant may appeal an adverse benefit determination to the Claims Appeal Committee. If a member of the Claims Appeal Committee made (or was a member of a group that made) the determination that is the subject of the appeal, such individual shall recluse himself from the consideration of any such appeal. The Claims Appeal Committee shall conduct a full and fair review of each appealed claim and its denial. The claimant shall have at least 60 days (at least 180 days if the appeal involves a claim for disability benefits) following receipt of a notification of an adverse benefit determination within which to appeal the determination.

F. The appeal of an adverse benefit determination must be made in writing and filed with the plan administrator. In connection with making such request, the claimant may submit written comments, documents, records, and other information relating to the claim for benefits. The claimant shall be provided, free of charge upon written request, reasonable access to, and copies of, all documents, records and other information relevant (as defined in paragraph (k) below) to the claimant's claim for benefits. In considering the appeal the Claims Appeal Committee shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in connection with the initial benefit determination. If the appeal involves a claim for disability benefits, then (i) the Claims Appeal Committee shall not afford deference to the plan administrator's initial adverse benefit determination and (ii) in deciding an appeal of any adverse benefit determination that is based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, the Claims Appeal Committee shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment; provided, that such health care professional must be an individual who is neither the an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

                       General procedure. The plan administrator shall notify a claimant of the Plan's benefit determination upon appeal within a reasonable period of time, but not later than 60 days (not later than 45 days in the case of a claim for disability benefits) after receipt of the claimant's appeal. However, the plan administrator may determine that special circumstances (such as the need to hold a hearing) require an extension of time for processing the claim. If the plan administrator determines that an extension of time, not to exceed 60 days (not to exceed 45 days in the case of a claim for disability benefits), for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 60-day (or 45-day) period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on appeal.

                       Special procedure if Claims Appeal Committee holds regularly scheduled meetings. However, if the Claims Appeal Committee holds regularly scheduled meetings at least quarterly, a decision on the benefit determination on appeal shall be made by no later than the date of the meeting that immediately follows the Plan's receipt of a request for review, unless the request is filed within 30 days preceding the date of such meeting. In such case, a benefit determination may be made by no later than the date of the second meeting following the Plan's receipt of the appeal. If special circumstances (such as the need to hold a hearing) require a further extension of time for processing, the benefit determination shall be rendered not later than the third meeting following the Plan's receipt of the appeal. If such an extension of time is required because of special circumstances, the plan administrator shall provide the claimant with written notice of the extension, describing the special circumstances and the date as of which the benefit determination will be made, prior to the commencement of the extension. The plan administrator shall notify the claimant of the benefit determination as soon as possible, but not later that five days after the benefit determination is made.

                       Calculating time periods. For the purposes of this paragraph (f), the period of time within which a benefit determination on appeal is required to be made shall begin at the time an appeal is filed in accordance with the Plan's appeal filing requirements, without regard to whether all the information necessary to make a benefit determination on appeal accompanies the filing. In the event that a period of time is extended as provided above for the determination of a claim on appeal due to a claimant's failure to submit information necessary to decide an appeal of an adverse benefit determination, the period for making the benefit determination on appeal shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information.

                       Furnishing documents. In the case of an adverse determination on appeal, the plan administrator shall provide such access to, and copies of, documents, records, and other information described in subparagraphs (g)(iii), (iv) and (v) below as is appropriate.

G. The plan administrator shall provide a claimant with written or electronic notification of the Plan's benefit determination on appeal. Any electronic notification shall comply with the standards imposed by United States Department of Labor Regulation Section 2520.104b-1(c)(i), (iii) and (iv). In the case of an adverse benefit determination on appeal, the notification shall set forth, in a manner calculated to be understood by the claimant:

                       (1) The specific reason(s) for the adverse determination;

                       (2) Reference to the specific Plan provisions on which the benefit determination is based;

                       (3) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant (as defined in paragraph (k) below) to the claimant's claim for benefits;

                       (4) A statement of the claimant's right to bring a civil action under section 502(a) of ERISA if applicable;

                       (5) In the case of an adverse benefit determination regarding a claim for disability benefits, if an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, the specific rule, guideline, protocol or other criterion, or, if the adverse determination is based on a medical necessity or experimental treatment or similar exclusion, an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant's medical circumstances, or, if in connection with the adverse determination on appeal the Claims Appeal Committee obtained advice from medical or vocational experts (regardless of whether such advice was relied upon in making the determination), the identity of any such medical or vocational experts; and

                       (6) In the case of an adverse benefit determination regarding a claim for disability benefits, the following statement:
           "You and your Plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency."

H. A claimant must exhaust his rights to file a claim and to appeal an adverse benefit determination before bringing any civil action to recover benefits due to him under the terms of the Plan, to enforce his rights under the terms of the Plan, or to clarify his rights to future benefits under the terms of the Plan.

I. The plan administrator and the Claims Appeal Committee shall exercise their responsibilities and authority under this claims procedure as fiduciaries and, in such capacity, shall have the discretionary authority and responsibility (1) to interpret and construe the Plan and any rules or regulations under the Plan, (2) to determine the eligibility of employees to participate in the Plan, and the rights of participants, former participants, beneficiaries and any other claimants to receive benefits under the Plan, and (3) to make factual determinations in connection with any of the foregoing. The plan administrator and the Claims Appeal Committee may, in their discretion, determine to hold a hearing or hearings in carrying out their responsibilities and authority under this claims procedure.

J. Benefit claim determinations and decisions on appeals shall be made in accordance with governing Plan documents. The Plan's provisions shall be applied consistently with respect to similarly situated claimants. The plan administrator and Claims Appeal Committee shall maintain complete records of their proceedings in deciding claims and appeals. The plan administrator and Claims Appeal Committee shall maintain their records in a manner that permits them to refer, and they shall so refer, to prior decisions to ensure that the Plan's provisions are applied consistently with respect to similarly situated claimants.

K. Definitions. For the purposes of this Section 8.8, the following definitions apply:

                       "Claims Appeal Committee" means a committee appointed by the plan administrator, which shall consist of at least three members and shall have only such duties as are expressly provided under the terms of the Plan. The plan administrator shall carry out all other administrative responsibilities. Members of the Claims Appeal Committee who are employees may participate in the benefits under the Plan (provided they meet all applicable requirements). No member of the Claims Appeal Committee shall receive any compensation for his services as such.

                       "Adverse benefit determination" means any of the following: a denial, reduction, or termination of, or a failure to provide or make payment (in whole or in part) for, a benefit, including any such denial, reduction, termination, or failure to provide or make payment that is based on a determination of a Participant's or Beneficiary's eligibility to participate in the Plan.

                       A document, record, or other information shall be considered "relevant" to a claimant's claim if such document, record, or other information (1) was relied upon in making the benefit determination, (2) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination, (3) demonstrates compliance with the administrative processes and safeguards required pursuant to paragraph (j) above in making the benefit determination, or (4) in the case of a claim for disability benefits, constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the claimant's diagnosis, without regard to whether such advice or statement was relied upon in making the benefit determination.

                       A "claim for disability benefits" means a disability claim for the purposes of the requirements of United States Department of Labor Regulation Section 2560.503-1.

8.9        LITIGATION.
           ----------

It shall only be necessary to join the Employer as a party in any action or judicial proceeding affecting the Plan. No Participant or Designated Beneficiary or any other person claiming under the Plan shall be entitled to service of process or notice of such action or proceeding, except as may be expressly required by law. Any final judgment in such action or proceeding shall be binding on all Participants, Designated Beneficiaries or persons claiming under the Plan.

                                   ARTICLE IX

                     AMENDMENT, TERMINATION & REORGANIZATION
                     ---------------------------------------

9.1        AMENDMENT.
           ---------

The Employer, by action of its Board of Directors or the Board Committee, reserves the right to amend the Plan to the extent permitted under the Code and ERISA. However, no amendment to the Plan shall be effective to the extent that it (i) has the effect of decreasing a Participant's (or Designated Beneficiary's) Account Balance prior to the date of the amendment, or (ii) eliminates either a distribution payment option or a time at which payment may be made under the Plan.

9.2        AMENDMENT REQUIRED BY LAW.
           -------------------------

Notwithstanding Section 9.1, the Plan may be amended at any time if such amendment is necessary to ensure the Plan is treated as a nonqualified plan of deferred compensation under the Code and ERISA, or to bring it into conformance with SEC requirements for such plans. This includes the right to amend this Plan, so that any Trust, if applicable, created in conjunction with this Plan, will be treated as a grantor Trust under Sections 671 through 679 of the Code, and to otherwise conform the Plan provisions and such Trust, if applicable, to the requirements of any applicable law.

9.3        TERMINATION.
           -----------

The Employer intends to continue the Plan indefinitely. However, the Employer by action of its Board of Directors or the Board Committee reserves the right to terminate the Plan at any time. However, no such termination shall reduce a Participant's or Designated Beneficiary's Account Balance as of the date of termination. Upon the termination of the Plan, a Participant's or Designated Beneficiary's Account Balance will be paid in either a lump sum or installments, as determined by the Employer in its sole discretion and notwithstanding any elections made by a Participant. The termination of the Plan shall not adversely affect any Participant or Designated Beneficiary receiving benefits as of the date of termination; provided however, that the Employer will have the right to accelerate installment payments by paying the Account Balance in a lump sum or by shortening the installment payment period.

9.4        CONSOLIDATION/MERGER.
           --------------------

The Employer shall not enter into any consolidation or merger without the guarantee and assurance of the successor or surviving company or companies to the obligations contained under the Plan. Should such consolidation or merger occur, the term "Employer" as defined and used in this Agreement shall refer to the successor or surviving company. Should the consolidation or merger during a Plan Year constitute a Change of Control as defined in this Agreement and a Participant has elected a distribution under Section VII of this Agreement, a Participant or Designated Beneficiary shall receive distribution of the entire Balance in their Account in a lump sum within 30 days of the Change of Control.

                                    ARTICLE X

                               GENERAL PROVISIONS
                               ------------------

10.1       APPLICABLE LAW.
           --------------

Except insofar as the law has been superseded by Federal law, South Carolina law shall govern the construction, validity and administration of this Plan as created by this Agreement. The parties to this Agreement intend that this Plan shall be a nonqualified unfunded plan of deferred compensation without plan assets and any ambiguities in its construction shall be resolved in favor of an interpretation which will affect this intention.

10.2       BENEFITS NOT TRANSFERABLE OR ASSIGNABLE.
           ---------------------------------------

A. Benefits under the Plan shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefits shall be void, nor shall any such benefits be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to them. However, a Participant may name a recipient for any benefits payable or which would become payable to a Participant upon his death. In addition, the following actions shall not be treated or construed as an assignment or alienation: (a) Plan Contribution or distribution tax withholding; (b) recovery of distribution overpayments to a Participant or Designated Beneficiary; (c) direct deposit of a distribution to a Participant's or Designated Beneficiary's banking institution account; or (d) transfer of Participant rights from one Plan to another Plan, if applicable.

B. The Employer may bring an action for a declaratory judgment if a Participant's, Designated Beneficiary's or any Beneficiary's benefits hereunder are attached by an order from any court. The Employer may seek such declaratory judgment in any court of competent jurisdiction to:

           (1) determine the proper recipient or recipients of the benefits to be paid under the Plan;

           (2) protect the operation and consequences of the Plan for the Employer and all Participants; and

           (3) request any other equitable relief the Employer in its sole and exclusive judgment may feel appropriate.

           Benefits which may become payable during the pendency of such an action shall, at the sole discretion of the Employer, either be:

           (1) paid into the court as they become payable or

           (2) held in the Participant's or Designated Beneficiary's Account subject to the court's final distribution order.

10.3       NOT AN EMPLOYMENT CONTRACT.
           --------------------------

The Plan is not and shall not be deemed to constitute a contract between the Employer and any Employee, or to be a consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall give or be deemed to give an Employee the right to remain in the employment of the Employer or to interfere with the right to be retained in the employ of the Employer, any legal or equitable right against the Employer, or to interfere with the right of the Employer to discharge any Employee at any time. It is expressly understood by the parties hereto that this Agreement relates to the payment of deferred compensation for the Employee's services, generally payable after separation from employment with the Employer, and is not intended to be an employment contract.

10.4       NOTICES.
           -------

A. Any notices required or permitted hereunder shall be in writing and shall be deemed to be sufficiently given at the time when delivered personally or when mailed by certified or registered first class mail, postage prepaid, addressed to either party hereto as follows:

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

            If to the Employer:

                     P.O. Box 1030
                     Columbia, South Carolina 29202

            If to the Employee:

                     At his last known address, as indicated by the records of the Employer.

            or to such changed address as such parties may have fixed by notice. However, any notice of change of address shall be effective only upon receipt.

B. Any communication, benefit payment, statement of notice addressed to a Participant or Designated Beneficiary at the last post office address as shown on the Employer's records shall be binding on the Participant or Designated Beneficiary for all purposes of the Plan. The Employer shall not be obligated to search for any Participant or Designated Beneficiary beyond sending a registered letter to such last known address.

10.5       SEVERABILITY.
           ------------

The Plan as contained in the provisions of this Agreement constitutes the entire Agreement between the parties. If any provision or provisions of the Plan shall for any reason be invalid or unenforceable, the remaining provisions of the Plan shall be carried into effect, unless the effect thereof would be to materially alter or defeat the purposes of the Plan.

10.6       PARTICIPANT IS GENERAL CREDITOR WITH NO RIGHTS TO ASSETS.
           --------------------------------------------------------

A. The payments to the Participant or his Designated Beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Employer; and no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Employer's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Employer under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer; and no such person shall have any legal or equitable right or claim in or to any property or assets of the Employer. The Employer shall not be obligated under any circumstances to fund obligations under this Agreement.

B. The Employer at its sole discretion and exclusive option may acquire or set-aside assets or funds, such as the use of a Trust, to support its financial obligations under this Plan. No such acquisition or set-aside shall impair the Employer's direct obligation to a Participant or Designated Beneficiary under this Plan. However, no Participant or Designated Beneficiary shall be entitled to receive duplicate payments of any Accounts provided under the Plan because of the existence of such assets or funds.

In the event that, in its discretion, the Employer purchases an asset(s) or insurance policy or policies insuring the life of the Participant to allow the Employer to recover the cost of providing benefits, in whole or in part hereunder, neither the Participant, Designated Beneficiary nor any other beneficiary shall have any rights whatsoever therein in such assets or in the proceeds therefrom. The Employer shall be the sole owner and beneficiary of any such assets or insurance policy and shall possess and may exercise all incidents of ownership therein. No such asset or policy, policies or other property shall be held in any Trust for the Participant or any other person nor as collateral security for any obligation of the Employer hereunder. Nor shall a Participant's participation in the acquisition of such assets or policy or policies be a representation to the Participant, Designated Beneficiary or any other beneficiary of any beneficial interest or ownership in such assets, policy or policies. A Participant may be required to submit to medical examinations, supply such information and to execute such documents as may be required by an insurance carrier or carriers (to whom the Employer may apply from time to time) as a precondition to participate in the Plan.

10.7       LIMITATIONS ON LIABILITY OF THE EMPLOYER.
           ----------------------------------------

Neither the establishment of the Plan nor any modification hereof nor the creation of any Account under the Plan nor the payment of any benefits under the Plan be construed as giving to any Participant or any other person any legal or equitable right against the Employer or any Director, officer or Employee thereof except as provided by law or by any Plan provision.

10.8       AGREEMENT BETWEEN EMPLOYER AND PARTICIPANT ONLY.
           -----------------------------------------------

This Agreement is solely between the Employer and Participant. The Participant, Designated Beneficiary, estate or any other person claiming through the Participant, shall only have recourse against the Employer for enforcement of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Employer and its successors and assigns, and the Participant and his successors, heirs, executors, administrators and beneficiaries.

10.9       INDEPENDENCE OF BENEFITS.
           ------------------------

The benefits payable under this Agreement are for services already rendered and shall be independent of, and in addition to, any other benefits or compensation, whether by salary, bonus, fees or otherwise, payable to the Participant under any compensation or benefit arrangements or plans, incentive cash compensations and stock plans and other retirement or welfare benefit plans, that now exist or may hereafter exist from time to time.

10.10      UNCLAIMED PROPERTY.
           ------------------

Except as may be required by law, the Committee may take any of the following actions if it gives notice to a Participant or Designated Beneficiary of an entitlement to benefits under the Plan, and the Participant or Designated Beneficiary fails to claim such benefit or fails to provide their location to the Committee within three (3) calendar years of such notice:

           (1) Direct distribution of such benefits, in such proportions as the Committee may determine, to one or more or all, of a Participant's next of kin, if their location is known to the Committee;

           (2) Deem this benefit to be a forfeiture and paid to the Employer if the location of a Participant's next of kin is not known. However, the Employer shall pay the benefit, unadjusted for gains or losses from the date of such forfeiture, to a Participant or Designated Beneficiary who subsequently makes proper claim to the benefit.

The Employer shall not be liable to any person for payment pursuant to applicable state unclaimed property laws.

10.11      REQUIRED TAX WITHHOLDING AND REPORTING.
           --------------------------------------

The Employer shall withhold and report Federal, state and local income and payroll tax amounts on all Contributions to and distributions and withdrawals from a Participant's Account as may be required by law from time to time.

                                   ARTICLE XI

                                 SIGNATURE PAGE
                                 --------------

IN WITNESS WHEREOF, the Employer has caused this Plan to be executed and its seal to be affixed hereto, this 18th day of December, 2003.


South Carolina Bank and Trust, N.A.


By:____________________________________

Print Name: ___________________________

Title:_________________________________   ATTEST: ______________________________


SCBT Financial Corporation


By:____________________________________

Print Name: ___________________________

Title:_________________________________   ATTEST: ______________________________


South Carolina Bank and Trust of the Pyedmont, N.A.


By:____________________________________

Print Name: ___________________________

Title:_________________________________   ATTEST: ______________________________






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